UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 28, 2015
Date of Report (Date of earliest event reported)

AGILENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

5301 Stevens Creek Boulevard
Santa Clara, CA 95051
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (408) 345-8886

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Items.

On May 28, 2015, Agilent Technologies, Inc. (the “Company”) issued a press release announcing that the Board of Directors of the Company approved a stock repurchase program authorizing the purchase of up to $1.14 billion of the Company’s common stock through and including November 1, 2018 (the “2015 Stock Repurchase Program”). The 2015 Stock Repurchase Program will commence, at the option of the Company, on either (1) November 1, 2015 or (2) the date in which the Company completes the purchase of $365 million of common stock under the existing stock repurchase program in fiscal 2015.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 is furnished as an exhibit to this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Exhibit No.	Description
99.1	Press release dated May 28, 2015 regarding stock repurchase program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/ Michael Tang
	Name:	Michael Tang
	Title:	Vice President, Assistant General Counsel and
Secretary

Date: May 28, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 28, 2015 regarding stock repurchase program.

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